iShares® Trust

Statement of Additional Information for

iShares Lehman 1-3 Year Treasury Bond Fund

iShares Lehman 7-10 Year Treasury Bond Fund

iShares Lehman 20+ Year Treasury Bond Fund

iShares Lehman TIPS Bond Fund

iShares Lehman Aggregate Bond Fund

iShares GS $ InvesTop™ Corporate Bond Fund

Dated July 1, 2004

(as revised November 23, 2004)

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the combined Prospectus dated July 1, 2004 of iShares Trust (the “Trust”) for the Funds listed above. In addition, investors in the iShares GS $ InvesTop Corporate Bond Fund may refer to the stand-alone Prospectus for the Fund dated July 1, 2004. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus for each Fund, unless otherwise noted. The Annual Reports of the Trust is incorporated by reference into and deemed to be a part of this SAI. A copy of each Prospectus and Annual Report may be obtained without charge by writing to the Trust’s distributor, SEI Investments Distribution Co. (“SEI” or the “Distributor”), at 1 Freedom Valley Drive, Oaks, PA 19456 or calling 1-800-iShares. iShares is a registered trademark of Barclays Global Investors, N.A.

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General Description of the Trust and its Funds

The iShares Trust (the “Trust”) currently consists of over 60 investment portfolios. The Trust was organized as a Delaware business trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). This SAI relates to the following funds (each a “Fund” and collectively the “Funds”):

•	iShares Lehman 1-3 Year Treasury Bond Fund

•	iShares Lehman 7-10 Year Treasury Bond Fund

•	iShares Lehman 20+ Year Treasury Bond Fund

•	iShares Lehman Aggregate Bond Fund

•	iShares Lehman TIPS Bond Fund

•	iShares GS $ InvesTop™ Corporate Bond Fund

The iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, and iShares Lehman 20+ Year Treasury Bond Fund are sometimes referred to herein as the “Treasury Funds.” The iShares Lehman TIPS Bond Fund is sometimes referred to herein as the “TIPS Bond Fund.” The iShares Lehman Aggregate Bond Fund is sometimes referred to herein as the “Lehman Aggregate Bond Fund.” The iShares GS $ InvesTop™ Corporate Bond Fund is sometimes referred to herein as the “InvesTop™ Corporate Bond Fund.”

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”) representing a segment of the U.S. bond market. Each Fund is managed by Barclays Global Fund Advisors (“BGFA”).

Each Fund offers and issues shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of fixed income securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares described in the Prospectus and this SAI are listed and traded on national securities exchanges, such as the American Stock Exchange (“AMEX”) or the New York Stock Exchange (“NYSE”). Shares trade in the secondary market at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. A Creation Unit consists of 100,000 shares or multiples thereof.

The Trust reserves the right to offer a “cash” option for creations and redemptions of shares although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105%, which BGFA may change from time to time of the market value of the missing Deposit Securities. See the Creation and Redemption of Creation Unit Aggregations section of this SAI. In all cases, such conditions will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus in the Shareholder Information section.

Shares of each Fund are listed on either the AMEX or the NYSE (each, a “Listing Exchange”) and trade throughout the day on these Listing Exchanges and other secondary markets. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. A Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the shares of a Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which such Fund is based is no longer calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on a Listing Exchange inadvisable. A Listing Exchange will remove the shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other publicly traded securities, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the share prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through share splits or reverse share splits, which would have no effect on the net assets of the applicable Fund.

Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing primarily in both fixed income securities that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from a Fund’s portfolio.

The Funds engage in Representative Sampling, which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Each Treasury Fund generally will invest at least 90% of its assets in bonds of its Underlying Index and at least 95% of its assets in U.S. Government bonds. Each Treasury Fund may also invest up to 10% of its assets in U.S. Government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, a Treasury Fund may invest in bonds not included in its Underlying Index in order to reflect changes in the relevant Underlying Index (such as reconstitutions, additions and deletions). Each Treasury Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. Government obligations and in cash and cash equivalents, including shares of money market funds affiliated with BGFA.

The Lehman TIPS Bond Fund generally will invest at least 90% of its assets in the inflation-protected bonds of its Underlying Index and at least 95% of its assets in U.S. Government bonds. The Fund also may invest up to 10% of its assets in U.S. Government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its relevant Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. Government obligations and in cash and cash equivalents, including shares of money market funds affiliated with BGFA.

The Lehman Aggregate Bond Fund generally will seek to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds represented in its Underlying Index and in securities that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds affiliated with BGFA. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). A substantial portion of the bonds represented in its Underlying Index is U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as the Government National Mortgage Association (“GNMA”) and the Federal National Mortgage Association (“FNMA”) that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments.

The InvesTop™ Corporate Bond Fund generally will invest at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in investment grade corporate bonds. However, the Fund may at times invest up to 20% of its assets in bonds not included in its relevant Underlying Index but which BGFA believes will help the Fund track its Underlying Index and which are either (i) included in the broader index upon which the Underlying Index is based (i.e., the GS $ Investment Grade Index™); or (ii) new issues which BGFA believes are entering or about to enter the Underlying Index or the GS $ Investment Grade Index™. The Fund may invest up to 5% of its assets in repurchase agreements collateralized by U.S. Government obligations, and in cash are cash equivalents, including shares of money market funds affiliated with BGFA.

Lack of Diversification of Certain Funds. The following table sets forth the diversification status of each Fund.

NON-DIVERSIFIED FUND

iShares GS $ InvesTop™ Corporate Bond Fund

DIVERSIFIED FUNDS

iShares Lehman 1-3 Year Treasury Bond Fund

iShares Lehman 7-10 Year Treasury Bond Fund

iShares Lehman 20+ Year Treasury Bond Fund

iShares Lehman TIPS Bond Fund

iShares Lehman Aggregate Bond Fund

With respect to 75% of its total assets, a diversified Fund does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the Fund’s total assets may be invested in any manner.

A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

In addition, both diversified and non-diversified Funds may concentrate their investments in a particular industry or group of industries, as noted in the description of such Fund. The securities of issuers in particular industries may dominate the Underlying Index of such a Fund and consequently the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by less concentrated investment companies.

Each Fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

Bonds. Each Fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

U.S. Government Obligations. The Treasury Funds and the TIPS Bond Fund invest almost exclusively in various types of U.S. Government obligations. The Lehman Aggregate Bond Fund invests a portion of its assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e., FNMA), Federal Home Loan Mortgage Corporation (i.e., FHLMC) and Federal Home Loan Bank (i.e., FHLB) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Inflation-Protected Obligations. The TIPS Bond Fund invests almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

Mortgage Pass-Through Securities. A significant portion of the Lehman Brothers U.S. Aggregate Index (the “Lehman Aggregate Index”) (recently, about 33%) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the Lehman Aggregate Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Lehman Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Lehman Aggregate Bond Fund seeks to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund intends to use TBA transactions in several ways. For example, the Fund expects that it will regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The Fund’s use of “TBA rolls” may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.

The Lehman Aggregate Bond Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BGFA.

Asset-Backed and Commercial Mortgage-Backed Securities. The Lehman Aggregate Bond Fund may invest in asset-backed and commercial mortgaged-backed securities (though it currently does not intend to do so). Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. However, only the Lehman Aggregate Bond Fund currently intends to invest a significant portion of its assets in such instruments. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. BGFA received an exemptive order from the SEC which permits the funds it manages, including the Funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Funds are permitted to invest in shares of money market funds affiliated with BGFA.

Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. The Trust and Barclays Global Investors, N.A. (“BGI”) have been granted an exemptive order (the “Order”) that permits BGI to serve as the Trust’s securities lending agent. The Board of Trustees of the Trust (the “Board” or the “Trustees”) has approved the selection of BGI as securities lending agent subject to the conditions described in the Order. As securities lending agent, BGI shares with the relevant Fund any net income earned on loans of portfolio securities. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the relevant Fund. These loans cannot exceed 33 1/3% of a Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to, the review of the Board. These borrowers may include affiliates of the Trust or of BGI. Lending to any such affiliated borrower will be done in conformity with certain conditions set forth in the Order. The terms, structure and the aggregate amount of loans to all borrowers must be consistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (i) the borrowers pledge and maintain with the relevant Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 100% of the value of the securities loaned (on a “mark-to-market” basis); (ii) the loan be made subject to termination by a Fund at any time; and (iii) a Fund receives reasonable interest on the loan. From time to time, each Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Collateral from securities loaned to a borrower may be invested in high-quality money market instruments and other investment companies (including money market mutual funds advised by BGFA). The money-market instruments in which each Fund may invest include: (1) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”) or “A-1+” or “A-1” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or, if unrated, of comparable quality as determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Investments of collateral from securities loaned to borrowers will not be counted in determining compliance with the investment strategies described herein under “Investment Strategies and Risks”.

Repurchase Agreements. Each Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should a Fund enter into a repurchase agreement, each such Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose each Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which each Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

U.S. Registered Securities of Foreign Issuers. The Lehman Aggregate Bond Fund and the InvesTop™ Corporate Bond Fund each may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment grade bonds issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Proxy Voting Policy

The Trust has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment advisor to each Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. Therefore, the remainder of this section discusses BGFA’s proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having any influence on BGFA’s proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary’s instructions.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on or around August 1, 2004. Such information will be available: (i) without charge, upon request, by calling 1-800-iShares or through the Fund’s website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.

Construction and Maintenance Standards for the Underlying Indices

Each Treasury Fund invests substantially all of its assets in securities in one of the following indices: the Lehman Brothers 1-3 Year U.S. Treasury Index, the Lehman Brothers 7-10 Year U.S. Treasury Index or the Lehman Brothers 20+ Year U.S. Treasury Index (each, a “Lehman Treasury Index”). The TIPS Bond Fund invests substantially all of its assets in the securities in the Lehman Brothers U.S. Treasury Inflation Notes Index. The Lehman Aggregate Bond Fund invests substantially all of its assets in securities represented in the Lehman Brothers U.S. Aggregate Index. The InvesTop™ Corporate Bond Fund invests substantially all of its assets in securities in the GS $ InvesTop™ Index (the “InvesTop™ Index”).

Brief descriptions of the Funds’ Underlying Indices are provided below.

The Lehman Indices

Lehman Brothers 1-3 Year U.S. Treasury Index

Index Description. The Lehman Brothers 1-3 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 year and less than 3 years. As of May 31, 2004, there were 31 issues included in the Index.

Index Methodology. The Lehman Brothers 1-3 Year Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade (must be Baa3 or better by Moody’s Investor Service, Inc. and BBB- or better by Standard & Poors if rated by both rating agencies), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), state and local government series bonds, and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

Lehman Brothers 7-10 Year U.S. Treasury Index

Index Description. The Lehman Brothers 7-10 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 7 years and less than 10 years. As of May 31, 2004, there were 13 issues included in the Index.

Index Methodology. The Lehman Brothers 7-10 Year Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 7 years and less than 10 years, are rated investment grade (must be Baa3 or better by Moody’s Investor Service, Inc. and BBB- or better by Standard & Poors if rated by both rating agencies), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), state and local government series bonds, and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

Lehman Brothers 20+ Year U.S. Treasury Index

Index Description. The Lehman Brothers 20+ Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. As of May 31, 2004, there were 15 issues included in the Index.

Index Methodology. The Lehman Brothers 20+ Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 20 or more years, are rated investment grade (must be Baa3 or better by Moody’s Investor Service, Inc. and BBB- or better by Standard & Poors if rated by both rating agencies), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), state and local government series bonds, and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

Lehman Brothers U.S. Treasury Inflation Notes Index

Index Description. The Lehman Brothers U.S. Treasury Inflation Notes Index measures the performance of the inflation-protected public obligations of the U.S. Treasury. Inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS,” are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. As May 31, 2004, there were 12 issues included in the Index.

Index Methodology. The Lehman Brothers U.S. Treasury Inflation Notes Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade (must be Baa3 or better by Moody’s Investor Service, Inc. and BBB- or better by Standard & Poors if rated by both rating agencies), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

Lehman Brothers U.S. Aggregate Index

Index Description. The Lehman Brothers U.S. Aggregate Index represents the securities of the total United States investment grade bond market. As of May 31, 2004, there were over 6,968 issues included in the Index.

Index Methodology. The Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade (must be Baa3 or better by Moody’s Investor Service, Inc. and BBB- or better by Standard & Poors if rated by both rating agencies) U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have $250 million or more of outstanding face value and must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes (TINs), and state and local government series bonds are excluded from the Index. Also excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

Maintenance of Each Lehman Index

The Index constituents are reset on the last business day of each month and remain static throughout the month. The universe of Index constituents adjust for securities that become ineligible for inclusion in an Index during the month (e.g., because of downgrades or called bonds) or for issues that are newly eligible (e.g., up-grades or newly issued bonds) on the last business day of each month. The Lehman Indices are valued using end of day bid side prices, as marked by Lehman Brothers. Intra-month cash flows contribute to monthly returns, but they are not reinvested during the month and do not earn a reinvestment return. Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The Lehman Indices are calculated once a day and are available from major data vendors.

The InvesTop™ Index

Index Description. The InvesTop™ Index measures the performance of a fixed number of highly liquid investment grade corporate bonds. The InvesTop™ Index is a rules-based index consisting of highly liquid, investment grade, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market. As of May 31, 2004, there were 100 bonds included in the InvesTop™ Index.

Index Methodology. The InvesTop™ Index was started in 1999 and is a subset of the GS $ Investment Grade Index™ (the “Investment Grade Index”), an index of over 500 investment grade bonds. Bonds in the InvesTop™ Index are selected from the universe of eligible bonds in the GS $ Investment Grade Index™ using defined rules. Currently, the bonds eligible for inclusion in the InvesTop™ Index include U.S. dollar-denominated, SEC registered corporate bonds that (i) are issued by companies domiciled in the U.S., Canada, Western Europe or Japan; (ii) are rated investment grade by both Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.; (iii) have at least $500 million of outstanding face value; and (iv) are less than five years old and have at least three years to maturity. Component Selection Criteria. Bonds are automatically disqualified from being included in the InvesTop™ Index if their average spreads and volatility fall outside of certain defined ranges. Eligible bonds are assigned to “cells” using an approach that attempts to match the proportional weighting of the maturity ranges and other characteristics of the InvesTop™ Index to those of the broader Investment Grade Index. Eligible bonds also are assigned a liquidity score based on float, age and other factors. The 100 most liquid and representative bonds are chosen using algorithms designed to best match the maturity ranges and broad characteristics of the InvesTop™ Index to maturity ranges and characteristics of the Investment Grade Index. The InvesTop™ Index is equally weighted by par value. Although, it is not expected to vary, the number of bonds in the Index may change from time to time. To avoid concentration of single-issuer credit risk while still allowing for curve representation, only one bond issue per issuer per maturity range may be included in the InvesTop™ Index. The InvesTop™ Index is updated monthly on the last business day of each month.

Index Maintenance. The InvesTop™ Index is valued using the midpoint between the bid and ask prices, as marked by Goldman Sachs. Upon rebalancing, however, Goldman Sachs marks new bonds selected for the InvesTop™ Index at the offer side price in the market. Cash flows occurring during the month earn money market interest until the next rebalancing date, when they are reinvested in securities in the InvesTop™ Index. The components of the total return of the InvesTop™ Index are price changes, accrued interest, coupon payments, repayment of principal, and reinvestment income on cash flows earned during the month.

The composition of the InvesTop™ Index is held constant for any given calendar month to ensure continuity during the month and to avoid jumps unrelated to the price movements of the bonds. The inclusion and exclusion criteria above are applied at month-end, after the close of business. Bonds that were in the Index, but that no longer satisfy all the criteria at month-end, will be removed from the Index. If a bond becomes eligible in the middle of the month, it will still need to pass the test at the end of the month, and can be included only upon rebalancing at month-end. When a bond is called, it remains in the Index at its call price until the end of the month, after which it is removed. Changes in issue size that take place during the month are taken into consideration only at the next rebalancing date.

The methodologies of the InvesTop™ Index and Investment Grade Index are owned by Goldman Sachs and may be covered by one or more patents or pending patent applications.

Investment Limitations

The Board has adopted as fundamental policies the investment objectives of each of the iShares Lehman Treasury Funds and the InvesTop™ Corporate Bond Fund. The investment objective of each of these Funds cannot be changed without the approval of the holders of a majority of such Fund’s shareholders. The iShares Lehman Aggregate Bond Fund and the iShares Lehman TIPS Bond Fund have adopted their investment objectives as non-fundamental policies. Therefore, each of these Funds may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies each Fund’s investment restrictions numbered one through six below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

No Fund will:

1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4.	Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies). (Notwithstanding the foregoing, the Lehman Aggregate Bond Fund may purchase or sell mortgage pass-through securities, commercial mortgage-backed securities and real estate mortgages.)

6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund, as non-fundamental policies, will not invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund’s net assets to be invested in illiquid securities. Except with regard to investment limitation three above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

BGFA monitors the liquidity of restricted securities in each Fund’s portfolio. In reaching liquidity decisions, BGFA considers the following factors:

•	The frequency of trades and quotes for the security;

•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

•	Dealer undertakings to make a market in the security; and

•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

The Lehman Aggregate Bond Fund and the TIPS Bond Fund each may change its investment objective and its Underlying Index without a shareholder vote.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund’s Underlying Index and in TBA transactions with respect to the percentage of the Index (if any) that consists of mortgage pass-through securities. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

iShares Trust, iShares, Inc., Master Investment Portfolio and Barclays Global Investors Funds, each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 87 iShares Funds within the fund complex. In addition, Richard K. Lyons and Lee T. Kranefuss each serve as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and, as a result, oversee an additional 23 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., iShares Mutual Fund Administration, 45 Fremont Street, San Francisco, CA 94105.

Name (age) Address Interested Trustees	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee and Officer
Interested Trustees
*Lee T. Kranefuss (42)	Interested Trustee, Chairman, and President (since June 18, 2003)	Chief Executive Officer of Intermediary Investor and Exchange Traded Products Business of BGI (since 2003) Chief Executive Officer of the Individual Investor Business of BGI (1997-2003)	Director (since June 18, 2003) of iShares, Inc.; Board of Trustees for Barclays Global Investors Funds and Master Investment Portfolio (since 2001).

*Nathan Most (90)	Interested Trustee (since December 16, 1999)	Consultant to BGI (1998-2002), American Stock Exchange (1996-2000) and the Hong Kong Stock Exchange (1998 to present); Consultant to the Amsterdam Stock Exchange (1997-1998); Consultant to the Pacific Stock Exchange (1997-1998).	Director (since 1996) and President (1996-2002) of iShares, Inc.

*John E. Martinez (42)	Interested Trustee (since December 5, 2003)	Co-CEO of Global Index and Markets Group of BGI (2001-2003); Chairman of Barclays Global Investors Services (2000-2003); CEO of Capital Markets Group of BGI (1996-2001).	Director (since December 5, 2003) of iShares, Inc.; Director (1998-2003) of Barclays Global Investors UK Holdings.

*  Lee Kranefuss, Nathan Most and John Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds’ investment adviser, and BGI, the parent company of BGFA.

Name (age) address Independent Trustees	Position	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee and Officer
Independent Trustees

John B. Carroll (68)	Independent Trustee (since January 1, 2002)	Retired Vice President of Investment Management (1984-2000) of Verizon Corporation; Advisory Board member of Ibbotson Associates (1992-1998); former Vice Chairman and Executive Committee Member (1994-1998) of the Committee on Investment of Employee Benefit Assets of the Financial Executive Institute.	Director (since 1996) of iShares, Inc.; Trustee and member of the Executive Committee (since 1991) of The Common Fund Institutional Funds, a non-profit organization; Member of the Board of Managers of JP Morgan Private Equity Funds.

Richard K. Lyons (43)	Independent Trustee (since February 15, 2000)	Professor, University of California, Berkeley: Haas School of Business (since 1993); Consultant for IMF World Bank, Federal Reserve Bank, and Citibank N.A. (since 2000).	Director (since 2001) of iShares, Inc.; Trustee of Master Investment Portfolio and Barclays Global Investors Funds (since 2001); Board of Trustees: Trustee (Chairman) Matthews Asian Funds since 1995 (oversees 6 portfolios).

George C. Parker (65)	Independent Trustee (since February 15, 2000)	Dean Witter Distinguished Professor of Finance (since 1994); Associate Dean for Academic Affairs, Director of MBA Program, and Professor, Stanford University: Graduate School of Business (1993-2001).	Director (since 2001) of iShares, Inc.; Director (since 1985) of Bailard, Biehl and Kaiser; Director (since 1978) of California Casualty Group of Insurance Companies; Director (since 1996) of Continental Airlines, Inc.; Director (since 1995) of Community First Financial Group; Director (1994-2002) of Dresdner/RCM Mutual Funds; Director (since 1999) of Tyon Ranch Company.

Name (age) address Independent Trustees	Position	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee and Officer
W. Allen Reed (56)	Independent Trustee (since January 1, 2002)	President and Chief Executive Officer (since 1994) of General Motors Investment Management Corporation.	Director (since 1996) of iShares, Inc.; Director (since 1994) of General Motors Investment Management Corporation; Director (1995-1998) of Taubman Centers, Inc. (a real estate investment trust); Director (since 1992) of FLIR Systems (an imaging technology company); Director (since 1994) of General Motors Acceptance Corporation; Director (since 1994) of GMAC Insurance Holdings, Inc.; Director (since 1995) of Global Emerging Markets Fund; Director (since 2000) of Temple Inland Industries; Chairman (since 1995) of the Investment Advisory Committee of Howard Hughes Medical Institute.

Officer
Michael Latham (38)	Secretary, Treasurer and Principal Financial Officer (since February 28, 2002)	Chief Operating Officer of the Intermediary Investors and Exchange Traded Products Business of BGI (since 2003), Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003); Head of Operations, BGI Europe (1997-2000).	None.

The following table sets forth, as of December 31, 2003, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust.

NAME OF DIRECTOR	NAME OF INDEX FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
John B. Carroll	iShares Lehman TIPS Bond Fund	Over $100,000	Over $100,000

Richard K. Lyons	iShares S&P 500 iShares Lehman 1-3 Year Treasury Bond Fund	$1-$10,000 Over $100,000	Over $100,000

Lee T. Kranefuss	iShares Lehman 1-3 Year Treasury Bond Fund iShares Russell 3000 Index	$50,001-$100,000 $50,001-$100,000	Over $100,000

John E. Martinez	iShares MSCI EAFE iShares Russell 1000 iShares Russell 1000 Value iShares S&P 500	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

Nathan Most	iShares Russell 2000 iShares S&P Midcap 400	Over $100,000 Over $100,000	Over $100,000

George C. Parker

iShares Dow Jones U.S. Technology Sector

iShares MSCI France

iShares MSCI South Korea

iShares MSCI Mexico

iShares MSCI Singapore

iShares MSCI United Kingdom

iShares Russell 1000 Value

iShares S&P 100 Index

iShares S&P Global 100

iShares S&P MidCap 400/Barra Value

		$10,001- $50,000 $10,001- $50,000 $10,001- $50,000 $10,001- $50,000 $10,001- $50,000 $10,001- $50,000 Over $100,000 $50,001 - $100,000 $10,001- $50,000 $10,001- $50,000	Over $100,000

W. Allen Reed	None	Not Applicable	Not Applicable

As of December 31, 2003, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust (“Independent Trustees”) or their immediate family members own beneficially or of record any securities of BGFA (the Fund’s investment advisor), SEI (the Fund’s distributor) or any person controlling, controlled by or under control with, BGFA or SEI.

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit and Nominating Committees of the Board of Trustees. The purposes of the Audit Committee are to assist the Board of Trustees (1) its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) its oversight of the Trust’s financial statements and the independent audit thereof; (3) selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (4) evaluating the independence of the independent accountants. The Audit Committee of the Trust met four times during the calendar year ended December 31, 2003.

The Nominating Committee nominates individuals for Independent Trustee membership on the Board of Trustees. The Nominating Committee evaluates candidates’ qualifications for board membership, including their independence from the Funds’ investment advisor and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate. In addition, the Nominating Committee periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Trustees. The Nominating Committee did not meet during the calendar year ended December 31, 2003. The Nominating Committee considers nominees recommended by shareholders, if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), in conjunction with a shareholder meeting to consider the election of Trustees.

Approval of Investment Advisory Contract. Under Section 15(c) of the 1940 Act, the Board is required to consider the reapproval of the Trust’s investment advisory contract with BGFA (the “Investment Advisory Agreement”) annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Investment Advisory Agreement. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment advisor.

The Investment Advisory Agreement between the Trust and BGFA was most recently renewed by the Board of Trustees on June 15, 2004. In making the determination to re-approve the Investment Advisory Agreement, the Board considered the qualifications of BGFA to provide advisory services, the nature and quality of those services, an analysis of BGFA’s profitability, and the reasonableness of the advisory fees paid to BGFA in relation to the services provided and the advisory fees paid by other comparable exchange traded funds and mutual funds. Based on these considerations and without identifying any single factor as all-important or controlling, the Board concluded that the terms of the Investment Advisory Agreement are fair and reasonable with respect to the Trust, are in the best interests of the Trust’s shareholders, and are similar to those which could have been obtained through arm’s length negotiations.

Information Received by the Board of Trustees. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience of the investment adviser, as well as a description of the quality of services provided by the investment advisor.

Before approving the Investment Advisory Agreement, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Investment Advisory Agreement as well as any other servicing relationships between the Trust and BGFA or its affiliates. The Board analyzed each Fund’s contractual unitary fee, as well as fees received from securities lending, affiliated brokerage transactions, if any, and any investments by each Fund in funds advised by BGFA.

The Board also reviewed statistical information regarding the performance and expenses of each Fund. In addition to the expense information for each Fund, the Board reviewed the expense information for a group of funds that BGFA determined was similar to each Fund (“Peer Group”). The Board also reviewed detailed performance information comparing the performance of each Fund to its Underlying Index.

During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to BGFA and its affiliates resulting from the Funds. The Board also reviewed information pertaining to the fee structure for the Funds and considered whether the Funds were receiving the benefits of any economies of scale or other efficiencies that accrue from increases in the Funds’ asset levels. The Board specifically noted that breakpoints are already in place for several of the MSCI country Funds, and that the other Funds started with low expense ratios that reflect economies of scale.

The Board received a presentation from BGFA and reviewed the broad array of services provided to the Funds beyond investment management services. The Board considered the large and complete product offering managed by BGFA, the high level of retail shareholder support and extensive institutional shareholder support provided by BGFA, and the management of the Funds’ other service providers by BGFA.

Based on the above analysis, and assisted by the advice of independent legal counsel, the Board determined that the Investment Advisory Agreement for each Fund, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination was based on the following conclusions, based on a consideration of the factors discussed above: (i) level of profits realized by BGFA from its advisory arrangement with each Fund was fair and reasonable; (ii) the advisory fees paid by the Fund were, in each case, substantially lower than most funds in its Peer Group; (iii) BGFA remains the leader, both with respect to background and experience, in indexing and exchange traded funds; and (iv) the services provided by BGFA to each Fund remain of a high quality.

Remuneration of Trustees. The Trust pays each Independent Trustee and Nathan Most and John Martinez, both Interested Trustees, an annual fee of $32,500 for meetings of the Board attended by the Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the compensation paid to each Independent Trustee for the year ended December 31, 2003.

Name of Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses***	Estimated Annual Benefits Upon Retirement***	Total Compensation From the Fund and Fund Complex*
John B. Carroll	$32,500	Not Applicable	Not Applicable	$65,000
Richard K. Lyons	$32,500	Not Applicable	Not Applicable	$97,500	**
George G.C. Parker	$32,500	Not Applicable	Not Applicable	$65,000
W. Allen Reed	$32,500	Not Applicable	Not Applicable	$65,000

*	Includes compensation as Director of iShares, Inc., an investment company with 24 investment portfolios also advised by BGFA.
**	Includes compensation as Trustee for Barclays Global Investors Funds and Master Investment Portfolio, investment companies with 24 portfolios also advised by BGFA and as a Director of the BGI Cayman Prime Money Market Fund, LTD.
***	No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.

The table below sets forth the compensation paid to each Interested Trustee for the year ended December 31, 2003.

Name of Interested Trustee+	Aggregate Compensation from theTrust		Pension or Retirement Benefits Accrued As Part of Trust Expenses***	Estimated Annual Benefits Upon Retirement***	Total Compensation From the Fund and Fund Complex*
Garrett F. Bouton[1]	$0	**	Not Applicable	Not Applicable	$0
Lee T. Kranefuss[2]	$0	**	Not Applicable	Not Applicable	$0
John E. Martinez[3]	$8,125		Not Applicable	Not Applicable	$16,250
Nathan Most	$32,500		Not Applicable	Not Applicable	$65,000

+	Garrett Bouton, Lee Kranefuss, John Martinez and Nathan Most are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds’ investment adviser, and BGI, the parent company of BGFA.
*	Includes compensation as Director of iShares, Inc., an investment company with 24 investment portfolios also advised by BGFA.
**	Garrett Bouton and Lee Kranefuss were not compensated by the Funds due to their employment with BGFA, the Fund’s investment adviser, during the time period reflected in the table.
***	No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
[1]	Served as Trustee through June 17, 2003.
[2]	Trustee since June 18, 2003.
[3]	Trustee since December 5, 2003.

Trustees and officers of the Trust collectively owned less than 1% of each of the Fund’s outstanding shares as of June 1, 2004.

Control Persons and Principal Holders of Securities. Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants (as defined herein), as of June 1, 2004, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

iSHARES BOND FUND	NAME AND ADDRESS	PERCENTAGE OF OWNERSHIP
Lehman 1-3 Year Treasury	CitiGroup Global Markets	11.28%

	Merrill Lynch Pierce Fenner & Smith Inc.	11.04%

	Charles Schwab & Co., Inc.	10.55%

	Morgan Stanley & Co.	7.26%

	Pershing LLC	6.57%

iSHARES BOND FUND	NAME AND ADDRESS	PERCENTAGE OF OWNERSHIP
Lehman 7-10 Year Treasury	Merrill Lynch Pierce Fenner & Smith Inc.	15.06%

	CitiGroup Global Markets	9.16%

	Morgan Stanley & Co.	8.57%

	Charles Schwab & Co., Inc.	7.81%

	Pershing LLC	5.80%

Lehman 20+ Year Treasury	Morgan Stanley & Co.	23.83%

	Merrill Lynch Pierce Fenner & Smith Inc.	21.38%

	Spear, Leeds & Kellogg	16.88%

	Credit Suisse First Boston LLC	12.21%

Lehman TIPS	Charles Schwab & Co., Inc.	13.70%

	Brown Brothers Harriman & Co.	13.16%

	Merrill Lynch Pierce Fenner & Smith Inc.	9.34%

	National Financial Services LLC	9.15%

	CitiGroup Global Markets	7.22%

	UBS Financial Services, Inc.	6.05%

Lehman Aggregate	Merrill Lynch Pierce Fenner & Smith Inc.	16.62%

	Curian Capital LLC	10.81%

	Charles Schwab & Co., Inc.	9.10%

	Pershing LLC	6.57%

	Wachovia Securities	5.18%

GS $ InvesTop™ Corporate	State Street Bank & Trust Company	12.82%

	Mellon	11.62%

	Merrill Lynch Pierce Fenner & Smith Inc.	7.67%

	Credit Suisse First Boston LLC	7.12%

	Charles Schwab & Co., Inc.	5.76%

	J.P. Morgan Chase	5.37%

Investment Advisor. BGFA serves as investment advisor to each Fund pursuant to an Investment Advisory Agreement between the Trust and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, any brokerage commissions and other expenses connected with the execution of portfolio transactions, any distribution fees or expenses and extraordinary expenses. For its investment management services to each Fund, BGFA is paid a management fee at the annual rates (as a percentage of such Fund’s aggregate net assets) listed below. The table below sets forth the management fee paid by each Fund for the fiscal years ended February 29, 2004 and February 28, 2003, as applicable.

iSHARES INDEX FUND	MANAGEMENT FEE	MANAGEMENT FEES PAID FISCAL YEAR ENDED 2004		MANAGEMENT FEES PAID FISCAL YEAR ENDED 2003
iShares Lehman 1-3 Year Treasury Bond Fund	0.15%	$1,571,629		$710,112	*
iShares Lehman 7-10 Year Treasury Bond Fund	0.15%	564,615		563,006	*
iShares Lehman 20+ Year Treasury Bond Fund	0.15%	476,331		512,741	*
iShares Lehman TIPS Bond Fund	0.20%	114,523	**	N/A
iShares Lehman Aggregate Bond Fund	0.20%	170,914	***	N/A
iShares GS $ InvesTop™ Corporate Bond Fund	0.15%	3,448,786		1,499,844	*

*	Fees shown are for the period from the Fund’s inception on July 22, 2003 to February 28, 2003.
**	Fees shown are for the period from the Fund’s inception on December 4, 2003 to February 29, 2004.
***	Fees shown are for the period from the Fund’s inception on September 22, 2003 to February 29, 2004.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI, and BGFA from controlling, or underwriting the shares of the Trust, but (ii) would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent, or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

Code of Ethics. The Trust, BGFA and SEI each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Code of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds.

Administrator, Custodian and Transfer Agent. Investors Bank & Trust Co. (“Investors Bank”) serves as administrator, custodian and transfer agent for the Funds. Its principal address is 200 Clarendon Street, Boston, MA 02111. Under the Administration Agreement with the Trust, Investors Bank provides necessary administrative, legal, tax accounting services and financial reporting for the maintenance and operations of the Trust and each Fund. In addition, Investors Bank makes available the office space, equipment, personnel and facilities required to provide such services. Under the Custodian Agreement with the Trust, Investors Bank maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records, and provides other services. Investors Bank is required, upon the order of the Trust, to deliver securities held by Investors Bank and to make payments for securities purchased by the Trust for each Fund. Also, under a Delegation Agreement, Investors Bank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, Investors Bank acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly by BGFA out of its management fee. The table below sets forth the custody, administration, and transfer agency expenses of each Fund for the fiscal years ended February 29, 2004 and February 28, 2003, as applicable.

iSHARES INDEX FUND	CUSTODY, ADMINISTRATION & TRANSFER AGENCY EXPENSES FISCAL YEAR ENDED 2004		CUSTODY, ADMINISTRATION & TRANSFER AGENCY EXPENSES FISCAL YEAR ENDED 2003
iShares Lehman 1-3 Year Treasury Bond Fund	$274,911		$225,477	*
iShares Lehman 7-10 Year Treasury Bond Fund	114,287		193,620	*
iShares Lehman 20+ Year Treasury Bond Fund	104,232	**	182,370	*
iShares Lehman TIPS Bond Fund	20,507	***	N/A
iShares Lehman Aggregate Bond Fund	39,278		N/A
iShares GS $ InvesTop™ Corporate Bond Fund	596,101		402,431	*

*	Fees shown are for the period from the Fund’s inception on July 22, 2003 to February 28, 2003.
**	Fees shown are for the period from the Fund’s inception on December 4, 2003 to February 29, 2004.
***	Fees shown are for the period from the Fund’s inception on September 22, 2003 to February 29, 2004.

Distributor. SEI Investments Distribution Co. ( the “Distributor”) is the distributor of shares of the Trust. Its principal address is 1 Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below in the Creation and Redemption of Creation Units Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the relevant Prospectus and, upon request, the Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the National Association of Securities Dealers, Inc. (“NASD”).

The Distribution Agreement for each Fund may be terminated at any time, without the payment of any penalty, on at least 60-days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor or to otherwise promote the sale of shares.

The table below sets forth the compensation paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of shares, provided to each Fund for the fiscal years ended February 29, 2004 and February 28, 2003, as applicable.

iSHARES INDEX FUND	COMPENSATION PAID FISCAL YEAR ENDED 2004		COMPENSATION PAID FISCAL YEAR ENDED 2003
iShares Lehman 1-3 Year Treasury Bond Fund	$25,552.92		$57,822	*
iShares Lehman 7-10 Year Treasury Bond Fund	25,552.92		28,665	*
iShares Lehman 20+ Year Treasury Bond Fund	25,552.92		21,361	*
iShares Lehman TIPS Bond Fund	6,338.23	**	N/A
iShares Lehman Aggregate Bond Fund	14,905.87	***	N/A
iShares GS $ InvesTop™ Corporate Bond Fund	25,552.92		129,637	*

*	Fees shown are for the period from the Fund’s inception on July 22, 2003 to February 28, 2003.
**	Fees shown are for the period from the Fund’s inception on December 4, 2003 to February 29, 2004.
***	Fees shown are for the period from the Fund’s inception on September 22, 2003 to February 29, 2004.

Index Providers. Each Fund is based upon a particular bond market index compiled by Lehman Brothers or Goldman Sachs, neither of which is affiliated with the Funds or with BGI or its affiliates. Each Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with the relevant Index Provider. BGI has provided the applicable sub-licenses without charge to the Funds.

Brokerage Transactions

The policy of the Trust regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Trust’s policies, BGFA effects transactions with those brokers and dealers that BGFA believes provide the most favorable prices and are capable of providing efficient executions. Purchases and sales of portfolio securities for the Funds usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or broker/dealer. The prices paid to the underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of securities from broker/dealers may include the spread between the bid and asked price. Usually no brokerage commissions are paid by the Funds for such purchases and sales. BGFA and its affiliates do not participate in soft dollar transactions.

The Trust may execute brokerage or other agency transactions through affiliates that are registered broker-dealers, for commissions, in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under these provisions, affiliates of BGFA are permitted to receive and retain compensation for effecting such transactions. These rules further require that the commissions paid by the Trust for such transactions must not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including the Independent Trustees, have adopted procedures for evaluating the reasonableness of commissions paid and will review these procedures periodically.

The table below sets forth the brokerage commissions paid on behalf of each Fund for the fiscal years ended February 29, 2004 and February 28, 2003, as applicable.

iSHARES INDEX FUND	COMMISSIONS PAID FISCAL YEAR ENDED 2004		COMMISSIONS PAID FISCAL YEAR ENDED 2003
iShares Lehman 1-3 Year Treasury Bond Fund	$0		$0	*
iShares Lehman 7-10 Year Treasury Bond Fund	0		0	*
iShares Lehman 20+ Year Treasury Bond Fund	0		0	*
iShares Lehman TIPS Bond Fund	0	**	N/A
iShares Lehman Aggregate Bond Fund	0	***	N/A
iShares GS $ InvesTop™ Corporate Bond Fund	0		0	*

*	Fees shown are for the period from the Fund’s inception on July 22, 2003 to February 28, 2003.
**	Fees shown are for the period from the Fund’s inception on December 4, 2003 to February 29, 2004.
***	Fees shown are for the period from the Fund’s inception on September 22, 2003 to February 29, 2004.

The Trust will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

BGFA assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds and one or more other investment companies or clients supervised by BGFA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

Portfolio turnover may vary from year to year, as well as within a year. The portfolio turnover rate for each Treasury Fund and the TIPS Bond Fund is expected to be under 50% and for the InvesTop™ Corporate Bond Fund is expected to be approximately 70%. The portfolio turnover rate for that portion of the iShares Lehman Aggregate Bond Fund invested in treasury securities and corporate bonds is expected to be similar to the turnover rate of the Treasury Funds and the InvesTop Corporate Bond Fund, respectively. The portfolio turnover rate for that portion of the Lehman Aggregate Bond Fund invested through TBA transactions is expected to be higher. Higher turnover rates would likely result in comparatively greater transaction costs. The overall reasonableness of transaction costs is evaluated by BGFA based upon its knowledge of available information as to the general level of transactions costs incurred by the other institutional investors for comparable services.

Additional Information Concerning the Trust

Shares. The Trust was established as a Delaware business trust on December 16, 1999. The Trust currently is comprised of over 60 funds. Each Fund issues shares of beneficial interest, with no par value. The Board may designate additional funds. Each Fund is currently registered with the SEC as an open-end management investment company.

Each share issued by a Fund has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, shareholders of that Fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the Fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff beneficial owners of more than 5% of the shares of a Fund maybe subject to the reporting provisions of section 13 of the Exchange Act and the SEC’s rules promulgating there under. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and Trustees of the Funds and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the Exchange Act and the SEC’s rules promulgated thereunder. Beneficial owners and insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the Exchange Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a super majority of the holders of the Trust or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

DTC Acts as Securities Depository for the Shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Unit Aggregations

Creation. The Trust issues and sells shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” with respect to each Fund is any day on which the national securities exchange on which the Fund is listed for trading (i.e., AMEX or NYSE; each a “Listing Exchange”) is open for business. As of the date of the Prospectus, each Listing Exchange observe the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”), which constitutes a substantial replication, or a portfolio sampling representation, of the securities involved in the relevant Fund’s Underlying Index (“Fund Securities”) and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The function of the cash component is to compensate for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit Aggregation) and the “Deposit Amount” is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

BGFA, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments, corporate action events, and interest payments on underlying bonds are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the relevant Underlying Index. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit.

The Trust intends to require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security of the Lehman Aggregate Bond Fund that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. In addition, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC for corporate bonds or the Federal Reserve System for U.S. Treasury securities. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as defined below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index being tracked by the relevant Fund or resulting from certain corporate actions.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a DTC Participant (see the Book-Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A DTC Participant who has executed a participant agreement that has been delivered to the Fund and accepted by the Distributor is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, all orders to create Creation Unit Aggregations of a Fund must be received by the Distributor no later than the closing time of the regular trading session on the applicable Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of shares of each Fund as next determined on such date after receipt of the order in proper form. Orders to create Creation Unit Aggregations of the Lehman Aggregate Bond Fund and orders requesting substitution of a “cash-in-lieu” amount generally must be received by the Distributor no later than 2:00 p.m. Eastern time. On days when a Listing Exchange or the bond markets close earlier than normal, the Funds may require orders to create Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier then normal (such as the day before a holiday) orders to create a Creation Unit Aggregation of the Lehman Aggregate Bond Fund and orders requesting substitution of a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m. Eastern time. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Unit Aggregations on behalf of an investor shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Placement of Creation Orders for the Funds. Fund Deposits must be delivered through the Federal Reserve System (for cash and government securities) and through DTC (for corporate securities) by an Authorized Participant. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through

DTC to the account of the Fund by no later than 3:00 p.m., Eastern time, on the Settlement Date. The “Settlement Date” for all Funds (other than the TIPS Bond Fund) is generally the third business day after the Transmittal Date. The Settlement Date for the TIPS Bond Fund is generally the first business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to Investors Bank through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by Investors Bank no later than 3:00 p.m., Eastern time, on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Unit Aggregations so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Unit Aggregations of the Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105%, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”).

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable purchase cut-off time and the federal funds in the appropriate amount are deposited with Investors Bank by 3:00 p.m., Eastern time, on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105%, of the daily marked to market value of the missing Deposit Securities. In the event of a failure to deliver the missing Deposit Securities the Trust may buy securities according to industry standards and procedures. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities, on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by Investors Bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by BGFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, Investors Bank, the Distributor and BGFA make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC’s Continuous Net Settlement, Federal Reserve, Investors Bank or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, Investors Bank, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the InvesTop™ Corporate Bond Fund and the Lehman Aggregate Bond Fund associated with the issuance of Creation Units of shares. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional variable charge for cash purchases on the “cash in lieu” portion of its investment. The standard creation fee for the InvesTop™ Corporate Bond Fund and the Lehman Aggregate Bond Fund is $500.

Redemption of Shares in Creation Units Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund only on a Business Day. A Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit Aggregation.

With respect to each Fund, BGFA, through the NSCC, makes available immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund securities (“Fund Securities”) received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee listed below. Notwithstanding the foregoing, the Trust will substitute a cash-in-lieu amount to replace any Fund Security of the Lehman Aggregate Bond Fund that is a TBA transaction. The amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of such Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the InvesTop™ Corporate Bond Fund and the Lehman Aggregate Bond Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The standard redemption transaction fee for redemptions in kind of Creation Units of these Funds is $500. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Placement of Redemption Orders for the Funds. To be eligible to place redemption orders for Creation Unit Aggregations of the Funds, an entity must be a DTC Participant that has executed a Participant Agreement and have the ability to transact through the Federal Reserve System. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if (i) such order is received no later than 4:00 p.m., Eastern time, on such Transmittal Date, except as described below; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to Investors Bank no later than 3:00 p.m., Eastern time, on the Settlement Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Orders to redeem Creation Unit Aggregations of the iShares Lehman Aggregate Bond Fund or orders requesting substitution of a “cash-in-lieu” amount generally must be received no later than 2:00 p.m. Eastern time. On days when a Listing Exchange or the bond markets close earlier than normal, the Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier then normal (such as the day before a holiday) orders to redeem a Creation Unit Aggregation of the Lehman Aggregate Bond Fund and orders requesting substitution of a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m. Eastern time. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Transfer Agent, on behalf of the Fund, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral having a value (marked to market daily) at least equal to 105% of the value of the missing shares. The current procedures for collateralization of missing shares require, among other things, that any collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by Investors Bank and marked to market daily, and that the fees of Investors Bank in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by Investors Bank according to the procedures set forth under Determination of NAV, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to Investors Bank prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Investors Bank on such Transmittal Date. A redemption order must be submitted in proper form. If the requisite number of shares of the relevant Fund are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in the amount of 105% of the missing shares (market to market daily).

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Taxes

Registered Investment Company Qualifications. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). To qualify for treatment as a RIC, a fund must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the market value of the fund’s total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the fund (within the meaning of Section 851(c)(2) of the Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. Government securities or the securities of other regulated investment companies).

Taxation of RICs. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should qualify as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Back-Up Withholding. In certain cases a Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Section 351. The Trust on behalf of each Fund has the right to reject an order for a purchase of Fund shares if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Foreign Income Taxes. The iShares GS $ InvesTop™ Corporate Bond Fund may be subject to foreign income taxes withheld from distributions it receives on its foreign securities. It is unlikely that the Fund will be permitted to “pass through” these foreign taxes to its shareholders. Accordingly, the Fund may either take a deduction for the foreign taxes it has paid in computing its investment company taxable income or credit the foreign taxes against its U.S. federal income tax liability, if any.

Original Issue Discount. Special federal income tax rules apply to the inflation-indexed bonds held by the TIPS Bond Fund. Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount (OID). The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Determination of NAV

The NAV of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of such Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV for the Lehman TIPS Bond Fund is calculated by Investors Bank and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. For all other Funds listed in this SAI, the NAV is calculated by Investors Bank and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open.

In computing a Fund’s NAV, fixed income securities are normally valued based on information provided by the Fund’s Index Provider. Fixed income securities are normally valued using data that reflects the latest quoted bid prices as of 3:00 p.m. Eastern time, the generally observed close of the U.S. bond markets. Other portfolio securities and instruments are normally valued using market quotations. Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost. Securities held under a repurchase agreement generally will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. Securities and other assets for which current market quotations are not readily available will be valued at fair value by BGI in accordance with BGI’s Pricing Policy. The Trust’s Board of Trustees has expressly delegated the authority to make such fair value determinations to BGI; however, the Board is responsible for the oversight of BGI and retains the authority to make any valuations decisions as the Board deems appropriate. A Fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the generally observed close of the U.S. bond market.

The approximate value of shares of a Fund will be disseminated every fifteen seconds throughout the trading day. This approximate value should not be viewed as a “real-time” update of the NAV per share of a Fund, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of such amount and make no warranty as to its accuracy.

The disseminated approximate value of shares of a Fund is determined by third-party pricing services using price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds and also may trade in shares of the Funds. No third-party pricing service, broker-dealer providing prices to such service, or any other entity involved in, or responsible for, the calculation or dissemination of the approximate value makes any warranty or guarantee as to the accuracy or completeness of any such prices or approximate value, and such entities shall not have any liability to Fund investors for any errors, omissions or interruptions therein.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are declared and paid at least monthly by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

Financial Statements

The Funds’ audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, a registered public accounting firm, are hereby incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders is delivered with this Statement of Additional Information to shareholders requesting this Statement of Additional Information.

Miscellaneous Information

Counsel. Morgan, Lewis & Bockius LLP, Washington, D.C., is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at 333 Market Street, San Francisco, CA 94105, serve as the independent registered public accounting firm and accountants of the Trust. They audit the Funds’ financial statements and may perform other services.

BGI-F-032-12004